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                                                                     EXHIBIT 4.1

        NUMBER                                                   SHARES
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|                      |                                |                      |
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   S

                                     (LOGO)

COMMON STOCK                  `                                     COMMON STOCK

INCORPORATED UNDER THE LAWS     ROWAN COMPANIES, INC       CUSIP 779382 10 0
 OF THE STATE OF DELAWARE                                 THIS CERTIFICATE IS
                                                         TRANSFERABLE IN DENVER,
                                                          COLORADO OR NEW YORK,
                                                                NEW YORK

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This Certifies that |                                       |  is the owner of
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                                                              SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS

             FULL-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
                        THE PAR VALUE OF $.12-1/2 EACH OF

      Rowan Companies, Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Certificate of Incorporation, as now or hereafter amended, to all of which the holder hereof by acceptance hereof assents.

      This Certificate is not valid unless countersigned and registered by a Transfer Agent and Registrar of the Corporation.

      Witness the facsmile seal of the Corporation and the facsmile signatures of its duly authorized officers.


Dated


               Mark H. Hay                            D. F. McNease
                SECRETARY                               PRESIDENT


                                                   COUNTERSIGNED AND REGISTERED:
                           ROWAN COMPANIES, INC.   COMPUTERSHARE TRUST CO., INC.
                           CORPORATE SEAL          TRANSFER AGENT AND REGISTRAR
                           1947                    BY
                           DELAWARE


(C) SECURITY-COLUMBIAN UNITED STATES BANKNOTE COMPANY       AUTHORIZED SIGNATURE
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                              ROWAN COMPANIES, INC.

      THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR TO THE TRANSFER AGENT.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -as tenants in common             UNIF GIFT MIN ACT------Custodian------
TEN ENT -as tenants by the entireties                      (Cust)        (Minor)
JT TEN  -as joint tenants with right of            under Uniform Gifts to Minors
         survivorship and not as tenants                  Act-------------------
         in common                                                (State)


     Additional abbreviations may also be used though not in the above list.


       For Value Received,__________hereby sell, assign and transfer unto


  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE

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________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT


_______________________________________________________________________ ATTORNEY
TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.


DATED_________________________________


                        ________________________________________________________
                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                                WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


      This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Rowan Companies, Inc. (the "Company") and Computershare Trust Co., Inc. (the "Rights Agent") dated as of January 24, 2002 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal office of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may expire, or may be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.